UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2008

Luminent Mortgage Capital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-31828	06-1694835
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Commerce Square, 21st Floor, 2005 Market Street, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-564-5900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of our Senior Vice President and Chief Investment Officer

On May 30, 2008, Dimitri Papatheoharis resigned as our Chief Investment Officer in order to pursue other opportunities.

Separation agreement with Mr. Papatheoharis

Effective as of the date of his resignation, we entered into a separation agreement with Mr. Papatheoharis. Under the separation agreement, our employment agreement with Mr. Papatheoharis terminated, except for the indemnification provisions, and we agreed to pay Mr. Papatheoharis a severance payment of $140,000 with an initial current payment of $62,500 and ten equal monthly installments of $7,750 commencing June 30, 2008 and the payment of $3,500 in legal fees. Mr. Papatheoharis forfeited a 10,000 share restricted stock award that was not vested. The separation agreement includes mutual releases between Mr. Papatheoharis and us.

Item 8.01 Other Events.

We previously announced that Luminent LLC, our affiliate, filed a Form S-4 registration statement with the Securities and Exchange Commission on Friday March 28, 2008 with respect to our proposed conversion to a publically traded partnership.

Luminent LLC's Form S-4 registration statement contains a preliminary proxy statement/prospectus relating to our 2008 annual meeting of stockholders and other relevant documents in connection with the proposed restructuring. The definitive proxy statement/prospectus will be mailed to our stockholders when it becomes available. OUR STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials, when they become available, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents by contacting Karen Chang, Luminent Mortgage Capital, Inc., One Commerce Square, 21st floor, 2005 Market Street, Philadelphia, PA 19103; telephone: (215) 564-5900.

We and our directors, executive officers and other members of our management and employees may be deemed to be participants in the solicitation of proxies from our stockholders in connection with the proposed merger. Information concerning such participants’ ownership of our common stock will be set forth in the proxy statement/prospectus when it becomes available. This communication does not constitute an offer of any securities for sale.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Exhibit Description
10.1 Separation Agreement with Dimitri Papatheoharis, dated as of May 30, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminent Mortgage Capital, Inc.

June 2, 2008	By:	/s/ KAREN CHANG

Name: KAREN CHANG
Title: SVP, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement with Dimitri Papatheoharis, Dated May 30, 2008